UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2018

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Cable One, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36863	13-3060083
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 364-6000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On December 11, 2018, Cable One, Inc. (the “Company”) issued a press release announcing that it will be rebranding as Sparklight™. The Company expects to begin transitioning to its new brand in the summer of 2019 and will provide more details during its fourth quarter and year-end earnings call. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description

99.1	Press release issued by Cable One, Inc. on December 11, 2018.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This document contains “forward-looking statements” that involve risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the cable industry and our business, financial results and financial condition. Forward-looking statements often include words such as “will,” “should,” “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and words and terms of similar substance in connection with discussions of future operating or financial performance. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. Our actual results may vary materially from those expressed or implied in our forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by us or on our behalf. Important factors that could cause our actual results to differ materially from those in our forward-looking statements include government regulation, economic, strategic, political and social conditions and, among others, the following factors:

●	the effect and timing of the rebranding;
●	uncertainties as to the timing of the acquisition of Clearwave Communications (“Clearwave”) and the risk that the transaction may not be completed in a timely manner or at all;
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the possibility that any or all of the various conditions to the consummation of the acquisition of Clearwave may not be satisfied or waived, including failure to receive any required regulatory approvals (or any conditions, limitations or restrictions placed in connection with such approvals);

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the effect of the announcement or pendency of the transaction on our and Clearwave’s ability to retain and hire key personnel and to maintain relationships with customers, suppliers and other business partners;

●	risks related to diverting management’s attention from our ongoing business operations;
●	uncertainties as to our ability and the amount of time necessary to realize the expected synergies and other benefits of the NewWave Communications (“NewWave”) and Clearwave transactions;
●	our ability to integrate NewWave’s and Clearwave’s operations into our own;
●	rising levels of competition from historical and new entrants in our markets;
●	recent and future changes in technology;
●	our ability to continue to grow our business services products;
●	increases in programming costs and retransmission fees;
●	our ability to obtain hardware, software and operational support from vendors;
●	the effects of any new significant acquisitions by us;
●	adverse economic conditions;
●	the integrity and security of our network and information systems;
●	the impact of possible security breaches and other disruptions, including cyber-attacks;
●	our failure to obtain necessary intellectual and proprietary rights to operate our business and the risk of intellectual property claims and litigation against us;
●	our ability to retain key employees;
●	changing and additional regulation of our data, video and voice services, including legislative and regulatory efforts to impose new legal requirements on our data services;
●	our ability to renew cable system franchises;
●	increases in pole attachment costs;

●	changes in local government franchising authority and broadcast carriage regulations;
●	the potential adverse effect of our indebtedness on our business, financial condition or results of operations and cash flows;
●	the possibility that interest rates will rise, causing our obligations to service our variable rate indebtedness to increase significantly;
●	our ability to incur future indebtedness;
●	fluctuations in our stock price;
●	our ability to continue to pay dividends;
●	dilution from equity awards and potential stock issuances in connection with acquisitions;
●	provisions in our charter, by-laws and Delaware law that could discourage takeovers;
●	changes in our estimates of the impact of the 2017 Federal tax reform legislation;
●	changes in generally accepted accounting principles in the United States or other applicable accounting policies;
●	the outcome of our efforts to complete the remediation of the material weakness in our internal control over financial reporting related to the NewWave billing system by the end of 2018; and
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the other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including but not limited to our latest Annual Report on Form 10-K as filed with the SEC.

Any forward-looking statements made by us in this communication speak only as of the date on which they are made. We are under no obligation, and expressly disclaim any obligation, except as required by law, to update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Peter N. Witty
	Name:	Peter N. Witty
	Title:	Senior Vice President, General Counsel and Secretary

Date: December 11, 2018